UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 27, 2018, Spirit of Texas Bancshares, Inc., a Texas corporation (“Spirit”), and First Beeville Financial Corporation, a Texas corporation (“Beeville”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for the acquisition by Spirit of Beeville through the merger of Beeville with and into Spirit, with Spirit surviving the merger (the “Merger”).

Pursuant to the terms and subject to the conditions of the Reorganization Agreement, which has been approved by the Board of Directors of each of Spirit and Beeville, the transaction provides for the payment to Beeville shareholders of (i) $32,375,000 in cash and (ii) 1,579,268 shares of Spirit common stock (each subject to adjustment as described in the Reorganization Agreement) (collectively, the “Merger Consideration”). Based on the closing price of $19.81 for Spirit common stock on November 26, 2018, the transaction would have an aggregate value of $63.7 million.

As soon as practicable after the consummation of the Merger, The First National Bank of Beeville, a national banking association and the wholly-owned subsidiary of Beeville (“Beeville Bank”), will merge with and into Spirit of Texas Bank, SSB, a Texas state savings bank and the wholly-owned subsidiary of Spirit (“Spirit Bank”), with Spirit Bank surviving the merger (the “Bank Merger”).

The Reorganization Agreement contains customary representations, warranties and covenants made by each of Spirit and Beeville. Completion of the Merger is subject to certain conditions, including, among others, the (i) approval by Beeville’s shareholders of the Reorganization Agreement, (ii) listing on NASDAQ of the shares of Spirit common stock to be issued in the Merger, (iii) receipt of all governmental and regulatory consents and approvals required to consummate the Merger, (iv) Securities and Exchange Commission (the “SEC”) having declared effective under the Securities Act of 1933, as amended, Spirit’s registration statement covering the issuance of shares of Spirit common stock in the Merger and (v) absence of any injunction, order or legal restraint prohibiting the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct to the extent provided in the Reorganization Agreement and the other party having performed in all material respects its obligations under the Reorganization Agreement.

The Reorganization Agreement contains certain termination rights for both Spirit and Beeville, including, among others, if the Merger is not consummated on or before May 26, 2019 (subject to extension as described in the Reorganization Agreement) or if the requisite approval of Beeville’s shareholders is not obtained. Beeville may be required to pay a termination fee of $2,500,000 in the event of a termination of the Reorganization Agreement under certain circumstances.

Under the Reorganization Agreement, one member of Beeville’s board of directors, Allen C. Jones, IV, will be appointed to the board of directors of Spirit effective at or immediately following the effective time of the Merger. In addition, Brannon Brooke and George G. Latcham will be appointed to the board of directors of Spirit Bank immediately following the effective time of the Bank Merger. The officers of Spirit at the effective time of the Merger will be the officers of the surviving corporation.

The Merger is expected to close during the second quarter of 2019, subject to the satisfaction of customary closing conditions, including those listed above.

Aside from the transactions contemplated by the Reorganization Agreement, there is no material relationship between Spirit and Beeville.

The foregoing summary of the Reorganization Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

In connection with entering into the Reorganization Agreement, Spirit entered into a voting agreement (the “Beeville Voting Agreement”) with each of the directors of Beeville, pursuant to which such persons have agreed, subject to the terms set forth therein, to vote their shares of Beeville common stock in favor of the Reorganization

Agreement and the transactions contemplated thereby, including the Merger, and to not sell or otherwise dispose of any of their shares of Beeville common stock until after the meeting of Beeville’s shareholders to vote on the Reorganization Agreement. The parties to the Beeville Voting Agreement beneficially own in the aggregate approximately 18.26% of the outstanding shares of Beeville common stock.

The foregoing description of the Beeville Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Voting Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In addition, in connection with entering into the Reorganization Agreement, each non-employee director of Beeville or Beeville Bank entered into a director support agreement (the “Director Support Agreements”), pursuant to which each director agrees to refrain from harming the goodwill of Spirit, Beeville or any of their respective subsidiaries and their respective customer, client and vendor relationships for a period of two (2) years following the completion of the Merger, as well as certain additional restrictive covenants.

The foregoing description of the Director Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of Director Support Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

The Reorganization Agreement and the above description of the Reorganization Agreement and related transactions have been included to provide investors and security holders with information regarding the terms of the Reorganization Agreement. They are not intended to provide any other factual information about Spirit, Beeville or their respective subsidiaries, affiliates or businesses. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Reorganization Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Spirit, Beeville or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by Spirit or Beeville. Accordingly, investors should read the representations and warranties in the Reorganization Agreement not in isolation but only in conjunction with the other information about Spirit or Beeville and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they make with the SEC.

Item 7.01	Regulation FD Disclosure.

On November 27, 2018, Spirit issued a press release announcing the execution of the Reorganization Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Additionally, Spirit will hold a conference call and webcast at 10:00 a.m., Eastern Time, on November 28, 2018, with investors to provide supplemental information regarding the proposed Merger. A copy of the investor presentation for the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Spirit cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed Merger involving Spirit and Beeville, including future financial and operating results, Spirit’s or Beeville’s plans, objectives, expectations and intentions, the expected timing of completion of the Merger and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite approval of Beeville’s shareholders; (ii) the risk that Spirit or Beeville may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; (iii) the risk that a condition to the closing of the Merger may not be satisfied; (iv) the timing to consummate the proposed Merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on Merger-related issues; (ix) general worldwide economic conditions and related uncertainties; (x) liquidity risk affecting Spirit’s ability to meet its obligations when they come due; (xi) excessive loan losses; (xii) the effect of changes in governmental regulations; and (xiii) other factors we discuss or refer to in the “Risk Factors” section of Spirit’s Registration Statement on Form S-1, as amended, filed with the SEC on April 26, 2018 and its related prospectus, filed with the SEC on May 4, 2018. These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed by Spirit with the SEC in connection with the Merger. Additional risks and uncertainties are identified and discussed in Spirit’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither Spirit nor Beeville undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information about the Proposed Merger and Where to Find It

The information in this Form 8-K and the exhibits incorporated herein by reference do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger between Spirit and Beeville, Spirit will file with the SEC a Registration Statement on Form S-4, which will include a proxy statement of Beeville that also constitutes a prospectus of Spirit. Beeville will deliver the proxy statement/prospectus to its shareholders. Spirit and Beeville urge investors and security holders to read the proxy statement/prospectus regarding the proposed Merger when it becomes available, as well as other documents filed with the SEC because they will contain important information about the proposed Merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Spirit’s website (www.sotb.com) under the “Investor Relations” link or upon written request to Spirit of Texas Bancshares, Inc., Attn: Investor Relations, 1836 Spirit of Texas Way, Conroe, Texas 77301.

Participants in the Solicitation

Beeville and its directors and executive officers may be soliciting proxies from Beeville’s shareholders in favor of the proposed Merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Beeville’s shareholders in connection with the proposed Merger and a description of their direct and indirect interests, by security holdings or otherwise will be set forth in the proxy statement/prospectus that will be included in the above-referenced Registration Statement on Form S-4 when it becomes available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You can obtain free copies of these documents from Spirit using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization by and between Spirit of Texas Bancshares, Inc. and First Beeville Financial Corporation, dated as of November 27, 2018 (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

10.1	Form of Voting Agreement

10.2	Form of Director Support Agreement

99.1	Press release issued by Spirit of Texas Bancshares, Inc., dated November 27, 2018

99.2	Investor presentation slides, dated November 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2018	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Jeffrey A. Powell
	Name:	Jeffrey A. Powell
	Title:	Chief Financial Officer and Executive Vice President